UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: May 16, 2024

(Date of earliest event reported)

Commission File Number	Exact Name of Registrant as specified in its charter	State or Other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number
001-12609	PG&E Corporation	California	94-3234914
001-02348	Pacific Gas and Electric Company	California	94-0742640

300 Lakeside Drive	300 Lakeside Drive
Oakland, California 94612	Oakland, California 94612
(Address of principal executive offices) (Zip Code)	(Address of principal executive offices) (Zip Code)
(415) 973-1000	(415) 973-7000
(Registrant’s telephone number, including area code)	(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	PCG	The New York Stock Exchange
First preferred stock, cumulative, par value $25 per share, 6% nonredeemable	PCG-PA	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 5.50% nonredeemable	PCG-PB	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 5% nonredeemable	PCG-PC	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 5% redeemable	PCG-PD	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 5% series A redeemable	PCG-PE	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 4.80% redeemable	PCG-PG	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 4.50% redeemable	PCG-PH	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 4.36% redeemable	PCG-PI	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	PG&E Corporation	☐
Emerging growth company	Pacific Gas and Electric Company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

PG&E Corporation	☐
Pacific Gas and Electric Company	☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On May 16, 2024, PG&E Corporation and Pacific Gas and Electric Company (the “Utility”) held their joint annual meeting of shareholders.

PG&E Corporation:

At the joint annual meeting, the shareholders of PG&E Corporation voted as indicated below on the following matters:

1.       Election of the following individuals to serve as directors until the next annual meeting of shareholders or until their successors are elected and qualified (included as Proposal 1 in the proxy statement):

	For	Against	Abstain	Broker Non-Vote(1)
Rajat Bahri	1,862,779,452	4,317,640	667,027	63,122,830
Cheryl F. Campbell	1,831,178,287	35,941,036	644,796	63,122,830
Edward G. Cannizzaro	1,849,337,231	17,733,097	693,791	63,122,830
Kerry W. Cooper	1,846,314,413	20,778,285	671,421	63,122,830
Jessica L. Denecour	1,727,496,048	139,641,086	626,985	63,122,830
Mark E. Ferguson III	1,765,174,242	101,929,143	660,734	63,122,830
Robert C. Flexon	1,839,991,434	27,064,005	708,680	63,122,830
W. Craig Fugate	1,808,928,944	56,940,377	1,894,798	63,122,830
Arno L. Harris	1,808,858,770	57,061,324	1,844,025	63,122,830
Carlos M. Hernandez	1,862,383,652	4,687,446	693,021	63,122,830
Michael R. Niggli	1,834,530,476	32,525,620	708,023	63,122,830
Patricia K. Poppe	1,863,252,613	3,938,592	572,914	63,122,830
William L. Smith	1,863,439,522	3,660,709	663,888	63,122,830
Benjamin F. Wilson	1,807,986,225	57,882,786	1,895,108	63,122,830

(1)	A broker non-vote occurs when shares held by a broker for a beneficial owner are not voted because (i) the broker did not receive voting instructions from the beneficial owner, and (ii) the broker lacked discretionary authority to vote the shares. Broker non-votes are counted when determining whether the necessary quorum of shareholders is present or represented at each annual meeting.

Each director nominee named above was elected a director of PG&E Corporation.

2.       Non-binding advisory vote to approve the company’s executive compensation (included as Proposal 2 in the proxy statement):

For:	1,791,370,765
Against:	75,485,331
Abstain:	908,023
Broker Non-Vote(1)	63,122,830

(1)	See footnote 1 above.

This proposal was approved.

3.       Ratification of the appointment of Deloitte & Touche LLP as independent registered public accounting firm for 2024 (included as Proposal 3 in the proxy statement):

For:	1,865,264,006
Against:	65,003,279
Abstain:	619,664

This proposal was approved.

Pacific Gas and Electric Company:

At the joint annual meeting, the shareholders of the Utility voted as indicated below on the following matters:

1.        Election of the following individuals to serve as directors until the next annual meeting of shareholders or until their successors are elected and qualified (included as Proposal 1 in the proxy statement):

	For	Against	Abstain	Broker Non-Vote(1)
Rajat Bahri	268,044,423	78,154	136,902	3,784,774
Cheryl F. Campbell	268,056,799	68,473	134,207	3,784,774
Edward G. Cannizzaro	268,057,322	66,350	135,807	3,784,774
Kerry W. Cooper	268,052,567	66,864	140,048	3,784,774
Jessica L. Denecour	268,052,564	72,872	134,043	3,784,774
Mark E. Ferguson III	268,054,324	67,764	137,391	3,784,774
Robert C. Flexon	268,037,905	85,320	136,254	3,784,774
W. Craig Fugate	268,058,831	64,682	135,966	3,784,774
Arno L. Harris	268,054,283	70,354	134,842	3,784,774
Carlos M. Hernandez	268,066,084	59,604	133,791	3,784,774
Michael R. Niggli	268,054,955	69,396	135,128	3,784,774
Patricia K. Poppe	268,048,447	73,070	137,962	3,784,774
Sumeet Singh	268,036,907	88,784	133,788	3,784,774
William L. Smith	268,058,069	66,919	134,491	3,784,774
Benjamin F. Wilson	268,051,369	73,667	134,443	3,784,774

(1)	See footnote 1 above.

Each director nominee named above was elected a director of the Utility.

2.       Non-binding advisory vote to approve the company’s executive compensation (included as Proposal 2 in the proxy statement):

For:	267,917,616
Against:	180,991
Abstain:	160,872
Broker Non-Vote(1)	3,784,774

(1)	See footnote 1 above.

This proposal was approved.

3.       Ratification of the appointment of Deloitte & Touche LLP as independent registered public accounting firm for 2024 (included as Proposal 3 in the proxy statement):

For:	271,365,749
Against:	144,304
Abstain:	534,200

This proposal was approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

PG&E CORPORATION

Date: May 20, 2024	By:	/s/ John R. Simon
Name: John R. Simon
Title: Executive Vice President, General Counsel and Chief Ethics & Compliance Officer

PACIFIC GAS AND ELECTRIC COMPANY

Date: May 20, 2024	By:	/s/ Brian M. Wong
Name: Brian M. Wong
Title: Vice President, General Counsel and Corporate Secretary